SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) July 26, 1999


               NET LNNX, INC. n/k/a PrintOnTheNet.com, Inc.
          (Exact name of registrant as specified in its charter)


                                 Delaware
              (State or other jurisdiction of incorporation)


        000-14614                                    59-1270754
(Commission File Number)                 (IRS Employer Identification No.)


                           PrintOnTheNet.com, Inc.
                            7700 N.W. 37th Avenue
                            Miami, Florida  30076
      (Address of principal executive office)  (Zip Code)



Registrant's telephone number, including area code:     (305) 691-2800



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Item 5.  Other Events.

    On July 26, 1999, Net Lnnx, Inc. (the "Company") conducted its 1999 Annual Shareholders' Meeting (the "Meeting") at 7700 N.W. 37th Avenue, Miami, FL 33147. The following actions were taken at the Meeting:

Proposal 1:  Reincorporation of the Company in the State of Delaware.  An
     Agreement and Plan of Merger resulting in the merger of Net Lnnx, Inc., a Pennsylvania corporation, with and into its wholly-owned subsidiary, PrintOnTheNet.com, Inc., a Delaware corporation, was approved.

         The Certificate of Merger was filed with the Delaware Secretary of State on July 26, 1999.

         The trading symbol for the Company's Common Stock on the OTC Bulletin Board was changed from "NLNX" to "POTN" effective at 9:00 a.m. on July 30, 1999.

         The Company's CUSIP Number was changed from 64107P 10 2 to 74257M 10 6 effective at 9:00 a.m. on July 30, 1999.

Proposal 2:     Approval of the 1999 Stock Incentive Plan.  The 1999 Stock
     Incentive Plan providing for the issuance of up to 4,000,000 shares of the Corporation's Common Stock or options or other rights to purchase such stock was approved.

Proposal 3:     Election of Directors: Messrs. Benjamin Rogatinsky, Samuel
     Rogatinsky, Paul Lambert and William Colucci were elected to the Board for a term which expires at the next annual meeting of shareholders.

Proposal 4:     Ratification of the appointment of Berkowitz Dick Pollack &
     Brant as the Company's Independent Auditors for the Fiscal Year ending December 31,1999. The selection of the firm of Berkowitz Dick Pollack & Brant as the Company's independent certified public accountants for the fiscal year ending Decmeber 31, 1999 was approved and ratified.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)    Financial Statements:  Not applicable.

         (b)    Pro Forma Financial Information: Not applicable.


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         (c)    Exhibits:

         2.1*     Agreement and Plan of Merger by and between Net Lnnx,
                  Inc. and PrintOnTheNet.com, Inc. (See Exhibit A to Form
                  DEF 14A filed with the Commission on July 12, 1999).
         3.1(a)* Restated Certificate of Incorporation of PrintOnTheNet.com, Inc. (See Exhibit B to Form DEF 14A filed with the Commission on July 12, 1999).
         3.1(b) Certificate of Merger of Net Lnnx, Inc., a Pennsylvania corporation, with and into PrintOnTheNet.com, Inc., a Delaware corporation.
         3.2* Bylaws of PrintOnTheNet.com, Inc. (See Exhibit C to Form DEF 14A filed with the Commission on July 12, 1999).
         10.1* PrintOnTheNet.com, Inc. 1999 Stock Incentive Plan (See Exhibit D to Form DEF 14A filed with the Commission on July 12, 1999).

* The Exhibits thus designated are incorporated herein by reference as exhibits hereto. Following the description of such exhibits is a reference to the copy of the exhibit heretofore filed with the Commission, to which there have been no amendments or changes.

                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NET LNNX, INC.
                                     n/k/a PrintOnTheNet.Com, Inc.


    Date:  August 9, 1999.           By:  /s/ Benjamin Rogatinsky
                                        Benjamin Rogatinsky, Chairman and
                                        and Chief Financial Officer


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                                                 Exhibit 3.1(b)

                     CERTIFICATE OF MERGER
                               OF
                         NET LNNX, INC.
                  (a Pennsylvania corporation)
                         WITH AND INTO
                    PrintOnTheNet.Com, Inc.
                    (a Delaware corporation)


     It is hereby certified that:

 1. The constituent business corporations participating in the merger herein certified are:

     (i) Net Lnnx, Inc., which is incorporated under the laws of the State of Pennsylvania; and

     (ii) PrintOnTheNet.Com, Inc., which is incorporated under the laws of the State of Delaware.

2. An Agreement and Plan of Merger (the "Agreement and Plan"), between the parties has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of subsection (c) of section 252 of the General Corporation Law of the State of Delaware, to wit, by Net Lnnx, Inc., a Pennsylvania corporation, in accordance with the laws of the State of Pennsylvania, and by PrintOnTheNet.Com, Inc., a Delaware corporation, in the same manner as is provided in Section 251 of the General Corporation Law of the State of Delaware.

3. The name of the surviving corporation of the merger is PrintOnTheNet.Com, Inc., a Delaware corporation, which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

4. The Certificate of Incorporation of PrintOnTheNet.Com, Inc., a Delaware corporation, as now in force and effect, shall be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

5. The executed Agreement and Plan between the aforesaid constituent corporations is on file at an office of the aforesaid surviving corporation, the address of which is as follows: 7700 N.W. 37th Avenue, Miami, FL 33147.


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6.  A copy of the aforesaid Agreement and Plan will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7. The authorized capital stock of Net Lnnx, Inc., a Pennsylvania corporation, consists of 20,000,000 shares of common stock, no par value, and 5,000,000 shares of preferred stock, no par value.

8. The Agreement and Plan between the aforesaid constituent corporations provides that the merger herein certified shall be effective as of the date of filing this Certificate of Merger with the Secretary of State of Delaware.

    IN WITNESS WHEREOF, said surviving corporation has caused this Certificate to be signed by its Chairman and Chief Executive Officer this 26th day of July, 1999.


                              PrintOnTheNet.Com, Inc., a Delaware
                              corporation


                              By:/s/ Benjamin Rogatinsky

                                 Benjamin Rogatinsky, Chairman
                                 and CEO